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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                           PAMARCO TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



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
                             DELAWARE                                                          22-3322829
             (State of incorporation or organization)                             (I.R.S. Employer Identification No.)



                   571 CENTRAL AVENUE, UNIT 119
                    NEW PROVIDENCE, NEW JERSEY                                                    07974
             (Address of principal executive offices)                                          (Zip Code)
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A. (c), please check the following box. / /

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), please check the following box. /X/

Securities Act registration statement file number to which this form relates:
333-38757.

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


       Title of each class                   Name of each exchange on which
       to be so registered                   each class is to be registered


              NONE                                    NOT APPLICABLE



       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                     Common Stock, par value $.01 per share
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Item 1. Description of Registrant's Securities to be Registered

         The section "Description of Capital Stock--Common Stock", contained in Amendment No. 5 to the Registration Statement on Form S-1 (File No. 333-38757) ("Form S-1") as filed with the Securities and Exchange Commission on January 28, 1998 is hereby incorporated by reference into this registration statement.

Item 2. Exhibits

         a. Restated Certificate of Incorporation of the Registrant. Incorporated by reference to Exhibit 3.1 to the Form S-1.

         b.       By-laws of the Registrant. Incorporated by reference to
                  Exhibit 3.2 to the Form S-1.

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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                PAMARCO TECHNOLOGIES, INC.


                                By: /s/  Larry A. Handeli
                                    -------------------------------------------
                                Name:  Larry A. Handeli
                                Title:  Vice President, Chief Financial Officer



Date:  January 28, 1998